Thorium Power, Ltd.

Shareholders' Presentation

October 24, 2008



Safe harbor statement

This presentation may include certain statements that are not descriptions of historical facts, but are forward-looking statements. These forward-looking statements may include the description of our plans and objectives for future operations, assumptions underlying such plans and objectives, statements regarding benefits of the proposed merger and other forward-looking terminology such as "may," "expects," "believes," "anticipates," "intends," "expects," "projects" or similar terms, variations of such terms or the negative of such terms. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks, as well as other risks associated with the merger, are more fully discussed in our annual report on form 10K and other relevant documents filed with the Securities and Exchange Commission after the filing of our latest annual report. Such information is based upon various assumptions made by, and expectations of, our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to significant economic and competitive uncertainties and contingencies beyond our control and upon assumptions with respect to the future business decisions which are subject to change. Accordingly, there can be no assurance that actual results will meet expectations and actual results may vary (perhaps materially) from certain of the results anticipated herein.

Table of contents

Vision statement

Nuclear Energy for the 21st Century

Thorium Power, Ltd. overview

Thorium Power, Ltd., is the leading developer of non-proliferative fuels for light water reactors and a provider of key comprehensive advisory services

- Our strategic advisory services are aimed at foreign governments and entities with an interest in nuclear power

- Our proprietary fuel technology addresses concerns regarding proliferation and waste

A transformative year — 2008 highlights

- **Organically developed premier global advisory services practice**
  - Secured industry-leading talent
  - Signed first advisory client
  - Recognized our first revenues as a company
  - Subsequently entered into two distinct long term advisory agreements
- **Fuel technology milestones**
  - Secured exclusive worldwide rights to technical data
  - Updated global patent portfolio
  - New agreements with the Kurchatov Institute for intermediate testing
  - Strengthened technology team and expanded development scope
- **Passage and introduction of supportive U.S. legislation**
  - U.S. – India 123 Agreement
  - Thorium Energy Independence and Security Act of 2008
  - **Strengthened the corporate and management team**

Our strategy
Leveraging global industry trends



World energy consumption and projections



800
700
600
500
400
300
200
100
0
Quadrillion Btu
2005
2010
2015
2020
2025
2030
OECD countries
Non-OECD countries

Source: Energy Information Administration (EIA)

Organization for Economic Co-operation and Development (OECD)

- OECD countries (e.g., U.S. and Germany)
- Non-OECD countries (e.g., India and China)

Global reactor development trends



Number of reactors placed in operation (2 yr period)
140
120
100
80
60
40
20
0
1963-1964
1967-1968
1971-1972
1975-1976
1979-1980
1983-1984
1987-1988
1991-1992
1995-1996
1999-2000
2003-2004
2007-2008
2011-2012
2015-2016
2019-2020
2023-2024
2027-2028
Global reactors in operation
Projected Global reactors (WNA projections)

Source: World Nuclear Association

Nuclear Renaissance – industry challenges

The nuclear industry faces many challenges that need to be addressed over the next 5–10 years

- Nuclear waste and storage
- Nuclear proliferation – spread of weapons-grade material
- Fuel supply/price
- Reactor safety
- Nuclear energy expertise

Our value and solutions

Thorium Power, Ltd.'s advisory services and fuel technology address the key challenges facing the nuclear industry over the next 5–10 years

- **Unrivaled nuclear industry expertise**
  - Top industry talent assembled at Thorium Power
  - Reshaping and redefining nuclear strategic planning

- **Advanced fuel technology**
  - No weapons-usable materials produced
  - Reduction of waste and reduction of long term waste radio-toxicity
  - Abundant new energy source
  - Improved operating efficiency and safety

Business segments
Strategic Advisory Services



Advisory Services accomplishments

Growing advisory relationship with United Arab Emirates (UAE) resulting in multiple agreements to date:

- Initial $5M consulting and strategic advisory services agreement representing the first phase of feasibility study
- Follow-on $4M agreement to manage high-priority planning activities in the country's feasibility evaluation
- Two five-year agreements with Emirates Nuclear Energy Corporation (ENEC) and Federal Authority for Nuclear Regulation (FANR).
  - July through December 2008 portion of these contracts equaled an aggregate of $17M.

Advisory Services core strengths

Unbiased advice and strategic planning	• Experienced team of nuclear professionals • Comprehensive design for nuclear program and related infrastructure
Cost assessment	• Technology analysis and site-specific adaptability • Contractor, materials, and equipment evaluation
Regulatory compliance	• State-of-the-art nuclear regulatory program design • Regulatory best practice implementation

Thorium Power, Ltd. provides an unrivaled team of expert analysts and industry practitioners to work with clients on the full range of issues involved in establishing a nuclear power program.

Advisory Services potential market

Our addressable market includes many nations around the world

- Countries without adequate regulatory oversight
- Countries interested in developing a civilian nuclear program
- Emerging countries seeking to expand their nuclear energy base
- Countries addressing nuclear waste, disposal, and storage issues

Thorium Power, Ltd.'s Advisory Services business is positioned to respond to the expanding global opportunities.

Business segments
Fuel Technology Group



Fuel Technology accomplishments

- Fuel development work initiated on leading reactor designs;
  - AP-1000 Reactor (new Westinghouse design)
  - EPR Reactor (new AREVA design)
- Entered into post-irradiation examination agreement with the Kurchatov Institute for the VVER-1000 reactor
- Moscow office scheduled to open Q4 2008
- Secured world-wide rights to intellectual property and expanded comprehensive plan to protect intellectual property portfolio for the VVER-1000 reactor
- Expanded senior technology business team

Fuel technology core strengths

Proliferation resistance	• No weapons usable materials produced • Reduction of political risk
Waste volume and storage time reduction	• 50% reduction of waste volume; 70% less waste by weight • 90% reduction of long term waste radio-toxicity • The cost of conventional waste disposal via re-processing or high-level repository is $40M - $50M per reactor per year
New energy source	• Thorium is 3x more abundant than uranium • Fuel cycle cost saving vs. conventional uranium fuel

The benefits of Thorium Power, Ltd. fuel technology address the key challenges facing the nuclear industry over the next 5 – 10 years

VVER-1000 thorium-based fuel development timeline


1992-1999
2000-2005
2006-2008
2009-2015
2016+
Basic concept development
Basic design & engineering
Peer review
Proof of concept
Secure IP/patents
Thermal hydraulic flow tests
Material performance irradiation tests
Semi-scale fuel rod irradiation tests
Regulatory licensing of Lead Test Assembly (LTA) design
Final LTA design/fabrication
Commercial reactors LTAs
Royalty-based revenue stream

Projected VVER-1000 thorium-based fuel costs to commercialization


Thorium Power's cumulative R&D costs
USD $ (in millions)
30.0
25.0
20.0
15.0
10.0
5.0
-
1.6
4.0
5.0
13.0
$25M-$30M
1992-1999
2000-2005
2006-2008
2009-2015
2016 +
Cumulative VVER-1000 R&D costs to date
Cumulative VVER-1000 actual and projected costs to commercialization

Potential pressure water reactor fuel market


Annual reactor fuel re-load spend
$18.2 billion
2030
$10.4 billion
Today
261
reactors
456
reactors
# of reactors as potential Thorium Power, Ltd. clients

- Average annualized fuel cost per reactor is $40M
- By 2030, there are expected to be 456 PWR reactors worldwide, resulting on a potential fuel market of $18.2 billion available to Thorium Power, Ltd.

Corporate highlights



The growth story

Global and corporate opportunities

- New advisory services clients and partnerships
- Expand research and development activities
- Expand technology partnerships
- Corporate initiative to move to the NASDAQ exchange

Lightbridge Corporation

Lightbridge is our promise and commitment to providing proven nuclear technologies and unbiased expert advisory services that help realize a brighter more prosperous future.

2008 Financial review



First half financial results – income statement

Thorium Power, Ltd. (unaudited)

($000's) Six months ended June 30,	2008		2007	
Total revenue	$	8,117	$	–
Cost of consulting services provided		3,385		–
Gross margin		4,732		–
Operating expenses:				
- General and administrative		3,117		2,794
- Research and development expenses		285		155
- Stock-based compensation		2,787		2,455
Total operating expenses		6,190		5,404
Operating loss		(1,458)		(5,403))
Total other income and expenses		(296)		158
Income taxes		32		–
Net loss		(1,785)		(5,246)
Net loss per common share, basic and diluted	$	(.01)	$	(.02)
Weighted average number of shares outstanding for the period used to compute per share data		299,215,481		295,979,377

Balance sheet highlights

As of June 30, 2008 ($000's)

Cash and cash equivalents	$ 5,186
Total current assets	$ 5,402
Total assets	$ 7,462
Total current liabilities	$ 2,813
Total liabilities	$ 2,813
Total stockholders' equity	$ 4,649
Total liabilities and shareholders equity	$ 7,462

Clean capital structure and no long-term debt

Nuclear Energy for the 21st Century

A message from Hans Blix

- Thorium Power, Ltd,: The right solution for now
- Thorium Power, Ltd.'s strategic vision is the answer
- Advisory services and technology are world class
- Principled approach – safety, non-proliferation

- Leader in global nuclear power development
- Premier nuclear power advisory expertise
- Developer of non-proliferative, safe, economic, nuclear fuel technology

An Investment in Nuclear Energy for the 21st Century

Lightbridge